UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                        BioSpecifics Technologies Corp.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:



________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

SEC 1913 (3-99)

                         BIOSPECIFICS TECHNOLOGIES CORP.

                                35 Wilbur Street

                            Lynbrook, New York 11563

July 3, 2000


TO THE STOCKHOLDERS:

           You are cordially invited to attend the 2000 Annual Meeting of Stockholders of BioSpecifics Technologies Corp., which will be held at the Holiday Inn Crowne Plaza, 104-04 Ditmars Boulevard, East Elmhurst, New York 11369 on August 3, 2000 at 10:30 A.M. local time.

           The Notice of the 2000 Annual Meeting and Proxy Statement, which are attached, provide information concerning the matters to be considered at the meeting. In addition, the general operations of the Company will be discussed and stockholders will be afforded the opportunity to ask questions.

           We would appreciate your signing and returning your proxy in the enclosed envelope as soon as possible, whether or not you plan to attend the meeting. Please sign, date and return the enclosed proxy in the self-addressed, postage prepaid envelope. If you do not return the signed proxy, your vote cannot be counted. We value your opinion and encourage you to participate in this year's annual meeting by voting your proxy.

           Your vote is important. Accordingly, you are urged to mark, sign and return the accompanying proxy card whether or not you plan to attend the meeting.

                                                    Very truly yours,

                                                    /s/ Edwin H. Wegman
                                                    --------------------
                                                        Edwin H. Wegman
                                                        Chairman of the Board

                         BIOSPECIFICS TECHNOLOGIES CORP.

                                35 Wilbur Street

                            Lynbrook, New York 11563

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD AUGUST 3, 2000
                              --------------------


           NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BioSpecifics Technologies Corp. (the "Company") will be held at the Holiday Inn Crowne Plaza, 104-04 Ditmars Boulevard, East Elmhurst, New York 11369 on August 3, 2000 at 10:30 A.M. local time, for the following purposes:

         1. To elect two directors of the Company for the ensuing three years, and until their successors shall be duly elected and qualified; and

         2. To transact such other business as may properly come before the meeting, or any or all adjournments or postponements thereof.

           Only stockholders of record at the close of business on June 20, 2000 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

           YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTION TO BE TAKEN AT THE MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED, POSTAGE PREPAID ENVELOPE (FOR USE IN THE UNITED STATES).

                                             By Order of the Board of Directors,


                                             /s/  Albert Horcher
                                             ----------------------------------
                                             Albert Horcher
                                             Secretary

Lynbrook, New York
July 3, 2000

                         BIOSPECIFICS TECHNOLOGIES CORP.

                                35 Wilbur Street

                            Lynbrook, New York 11563

                               -------------------

                                 PROXY STATEMENT

                               -------------------

                         Annual Meeting of Stockholders
                            to be held August 3, 2000

           This Proxy Statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by the Board of Directors of BioSpecifics Technologies Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company to be held at the Holiday Inn Crowne Plaza, 104-04 Ditmars Boulevard, East Elmhurst, New York 11369 on August 3, 2000 and any adjournments thereof ("Annual Meeting"). The matters to be considered at the meeting are set forth in the attached Notice of Meeting.

           The Company intends to send the proxy materials and the 2000 Annual Report to Stockholders on or about July 7, 2000.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

Outstanding Shares Entitled to Vote

           On May 22, 2000, there were outstanding 4,529,766 shares of common stock, $.001 par value per share, of the Company ("Common Stock"). Record holders of shares of Common Stock on June 20, 2000, the record date, will be entitled to one vote for each share of such stock.

Solicitation of Proxies

           The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by direct communication using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Common Stock.

Record Date; Revocability of Proxies

           The Board of Directors has fixed the close of business on June 20, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

           The proxy will be voted (or withheld from voting) in accordance with any specifications made. Unless otherwise specified in the proxy, shares represented by proxy will be voted "FOR" election of the nominees listed herein. A proxy may be revoked by giving notice to the Secretary of the Company in person, or by written notification actually received by the Secretary, at any time prior to its being exercised, by delivery of a later dated proxy prior to the Annual Meeting or by attending the meeting and voting in person.

Quorum; Voting

           The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock authorized to vote constitutes a quorum for the transaction of business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

           Each unrevoked proxy card properly signed and received prior to the close of the meeting will be voted as indicated. Unless otherwise specified on the proxy, the shares represented by a signed proxy card will be voted "FOR"
Item 1 on the proxy card and will be voted at the discretion of the persons named as proxies on other business that may properly come before the meeting. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. Concerning the election of directors, by checking the appropriate box on your proxy card, you may: (a) vote "FOR" each of the director nominees; or (b) withhold authority to vote for any or all of the director nominees. Stockholders may vote by either completing and returning a signed proxy card prior to the meeting, voting in person at the meeting or submitting a signed proxy card at the meeting.

           If a proxy card indicates an abstention or a broker non-vote on a particular matter, the shares represented by such proxy will be counted as present for quorum purposes.

           The election of directors requires a plurality vote of those shares voted at the meeting with respect to the election of directors. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee (whether as a result of a direction to withhold authority or a broker non-vote) will not be counted in such nominee's favor. All other matters to be voted on will be decided by the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote.

Ownership of Equity Securities

           To the Company's knowledge, the table that follows sets forth the beneficial ownership of shares of Common Stock as of May 22, 2000 of (i) those persons or groups known to the Company to beneficially own more than 5% of the Common Stock, (ii) each director and nominee of the Company, (iii) each executive officer whose compensation exceeded $100,000 (each, a "named executive officer") in fiscal 2000 (which ended January 31, 2000), and (iv) all directors and executive officers of the Company as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), based on information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission. Unless indicated below, the stockholders listed possess sole voting and investment power with respect to their shares and the business address of each stockholder is c/o BioSpecifics Technologies Corp., 35 Wilbur St., Lynbrook, New York 11563.


                                                  Number of Shares
Name of                                            of Common Stock                 Percent of
Beneficial Owner                                 Beneficially Owned                  Class
----------------                                 ------------------                  -----
Edwin H. Wegman (1)                                   2,381,082                      50.1%
Thomas L. Wegman (2)                                   95,544                         2.0%
Paul A. Gitman, MD. (3)                                55,500                         1.2%
Henry Morgan (4)                                        8,528                          *
Rainer Friedel (5)                                     57,500                         1.2%
Louis Lasagna                                             -                            *
John T. Lane                                            1,000                          *
Albert Horcher (6)                                     21,000                          *
Directors and executive officers as a                 2,640,154                      55.5%
group (8 persons)

------------------------------------
(*)      Less than 1%.

(1) Includes 1,843,327 shares of Common Stock owned by The S.J. Wegman Company, a partnership of which Edwin H. Wegman is the sole general partner. Includes 120,000 shares beneficially owned by The Isabel H. Wegman Rev. Trust. The sole trustee of this trust is Mr. Wegman's brother. Includes options to purchase 54,340 shares of Common Stock which are currently exercisable. Does not include options to purchase 37,960 shares of Common Stock which are not currently exercisable. Edwin H. Wegman is the father of Thomas L. Wegman.

(2) Includes 7,300 shares of Common Stock held by Thomas L. Wegman's wife and child. Includes options to purchase 60,800 shares of Common Stock which are currently exercisable. Does not include options to purchase 50,000 shares of Common Stock which are not currently exercisable. Thomas L. Wegman is a son of Edwin H. Wegman.

(3) Includes 16,500 shares of Common Stock held by Dr. Gitman's wife and children. Includes options to purchase 10,000 shares of Common Stock which are currently exercisable. Dr. Gitman's business address is c/o Long Island Jewish Medical Center, 270-05 76th Ave., New Hyde Park, New York 11040.

(4) Includes 8,000 shares of Common Stock held by Garrubbo and Morgan, a partnership of which Mr. Morgan is a general partner owning a 50% equity position. Mr. Morgan disclaims beneficial ownership of 4,000 of such shares. Includes options to purchase 10,000 shares of Common Stock which are currently exercisable. Mr. Morgan's business address is c/o Morgan, Melhuish, Monaghan, Arvidson, Abrutyn & Lisowski, 651 West Mt. Pleasant Avenue, Livingston, New Jersey 07039-1873.

(5) Includes options to purchase 57,500 shares of Common Stock which are currently exercisable. Does not include options to purchase 17,500 shares of common stock which are not currently exercisable.

(6) Includes options to purchase 21,000 shares of Common Stock which are currently exercisable. Does not include options to purchase 5,000 shares of common stock which are not currently exercisable.

                              ELECTION OF DIRECTORS

           The Board of Directors is divided into three classes, each of which is for a term of three years, with only one class of directors being elected in each year. The term of office of the first class of directors, presently consisting of Thomas L. Wegman and Dr. Paul A. Gitman, will expire on the date of the Annual Meeting, the term of the second class of directors, presently consisting of Henry Morgan, Dr. Louis Lasagna, and John T. Lane, will expire at the Annual Meeting in 2001, and the term of the third class of directors, consisting of Edwin H. Wegman and Dr. Rainer Friedel, will expire at the Annual Meeting in 2002. In each case, barring death, resignation or removal, each director serves from the date of his election until the end of his term and until his successor is elected and qualified. On November 22, 1999, pursuant to a resolution adopted by the Company's Board of Directors, the number of directors which constitutes the whole board was increased from six to seven directors and John T. Lane was appointed to fill the vacancy resulting from such increase.

           Two persons will be elected at the Annual Meeting to serve as director for a term of three years. The Company has nominated Thomas L. Wegman and Dr. Paul A. Gitman as candidates for election. Unless authority is withheld, the proxies solicited by management will be voted "FOR" the election of these nominees. In case a nominee becomes unavailable for election to the Board of Directors, an event which is not expected, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment. The election of directors requires a plurality vote of those shares voted at the meeting. Each nominee has informed the Company that he will serve if elected.

           The Board of Directors recommends that the stockholders vote "FOR" each nominee for election to the Board of Directors.

Information Concerning Nominees for Director

           The nominees for director have the positions with the Company and principal occupations set forth in the table below.

                                 Age at      Position With the Company                                        Term
Name                            June 20,      and Principal Occupation                 Director Since         Expires
----                             2000         ------------------------                 --------------         -------
                                 ----
Thomas L. Wegman                   45       Director, Executive Vice President               1994               2000
Dr. Paul A. Gitman                 59       Director; Director, Quality and Resource         1990               2000
                                            Management, Long Island Jewish Medical
                                            Center

           Thomas L. Wegman was Secretary and Treasurer of the Company from inception to July 1997, at which time he assumed his current position. In addition, he has held for the past five years similar positions with the Company's subsidiaries, ABC-New York and ABC-Curacao.

           Dr. Gitman has been Vice President, Clinical Care and Resource Management at Long Island Jewish Medical Center since January 1, 1995 and prior thereto was an independent physician engaged in the practice of internal medicine with Spellman Mykoff & Gitman, MD., P.C.

Information Concerning Continuing Directors

           Each of the directors named in the following table will continue in office after the Annual Meeting and until his term expires in the year indicated and his successor is elected and qualified.

                               Age at June           Position With the Company                                    Term
Name                             20, 2000             and Principal Occupation            Director Since         Expires
----                             --------             ------------------------            --------------         -------
Henry Morgan                        79       Director; Senior partner of the law firm          1990               2001
                                             Morgan, Melhuish, Monaghan, Arvidson,
                                             Abrutyn & Lisowski
Dr. Louis Lasagna                   76       Dean, Sackler School of Graduate                  1999               2001
                                             Biomedical Sciences; Dean for
                                             Scientific and Academic Affairs
                                             Tufts University School of Medicine
John T. Lane                        58       Organizational consultant                         1999               2001
Edwin H. Wegman                     80       Chairman of the Board and President               1990               2002
Dr. Rainer Friedel                  58       Director; Managing Director of                    1995               2002
                                             Biospecifics Pharma GmbH, the Company's
                                             German subsidiary ("Pharma")

           Henry Morgan has had the principal occupation set forth in the table above for the past five years.

         Dr. Lasagna was appointed as a director of the Company effective June 28, 1999. He has been Dean of the Sackler School of Graduate Biomedical Sciences since 1984, and Dean for Scientific and Academic Affairs since 1995, in each case at Tufts University School of Medicine. Since 1998, he has served as Chairman of the Board of the Tufts Center for the Study of Drug Development, an independent, non-profit, multidisciplinary research organization affiliated with Tufts University, committed to the exploration of scientific, economic, legal, and public policy issues related to pharmaceutical and biopharmaceutical research, development, and regulation throughout the world. Dr. Lasagna has been a member of BioSpecifics' Scientific Advisory Board since 1997.

         John T. Lane was appointed as a director effective November 22, 1999. He has been an organizational consultant since 1994. He currently serves as a director for Vytra HealthCare, Toyo Trust Company of New York, Acme Metals, and Winthrop South Nassau University Health Care System. Mr. Lane retired from J.P. Morgan & Co. in 1994 as Managing Director, Head of U.S. Private Clients.

         Edwin H. Wegman has had the positions with the Company, principal occupation and certain directorships set forth in the table above for the past five years, and has held similar positions with the Company's subsidiaries, Advance Biofactures Corporation ("ABC-New York") and Advance Biofactures of Curacao ("ABC-Curacao"), for the past five years.

         Dr. Rainer Friedel has been a director of the Company since November 1995 and managing director of BioSpecifics Pharma since January 1, 1996. Since January 1994 to January 1, 1996, Dr. Friedel served as Chief Executive Officer of GBM Technology Transfer and Technology Risk Assessment, GmbH. The Company and Dr. Friedel have entered into an employment agreement effective January 1, 1999 pursuant to which Dr. Friedel has agreed to devote all of his working capacity to the Company and its subsidiaries in Germany and the United States. In fiscal 2000, Dr. Friedel received a salary of $192,500 and options to purchase up to 15,000 shares of Common Stock at $1.875. Dr. Friedel is entitled to one year's notice of the Company's termination of the employment agreement.

Executive Officers

         In addition to the executive officers named above, the Company employs Albert Horcher as its Secretary, Treasurer, and Principal Financial and Chief Accounting Officer. Mr. Horcher, a certified public accountant, has served in these positions since July 1997 and is 41 years old. From February 1991 to July 1997, he served as the Company's Controller and Principal Financial and Chief Accounting Officer.

         In addition, he has held for the past five years similar positions with the Company's subsidiaries, ABC-New York and ABC-Curacao. Executive officers are elected annually by the Board of Directors and serve at the discretion of the Board.

Board Meetings and Committees

         The Board held five meetings during the last fiscal year. All directors in office attended each meeting. The Board does not have nominating or compensation committees. The Board has established an Audit Committee consisting of Henry Morgan, and Dr. Paul A. Gitman, and a Stock Option Committee consisting of Dr. Paul A. Gitman and Henry Morgan, and an Executive Committee consisting of Edwin H. Wegman and Thomas L. Wegman. The function of the Audit Committee is to
(i) recommend selection of the Company's independent accountants, (ii) review with the independent accountants the results of their audits, (iii) review with the independent accountants and management the Company's financial reporting and operating controls and the scope of audits, (iv) review all budgets of the Company and its subsidiaries and (v) make recommendations concerning the Company's financial reporting, accounting practices and policies and financial, accounting and operating controls and safeguards and review matters relating to the relationship between the Company and its auditors. The function of the Executive Committee is, except for certain matters reserved to the full Board, to exercise all of the powers of the Board in the management of the business of the Company during intervals between Board meetings, if necessary. The function of the Stock Option Committee is to administer the Company's 1991 Stock Option Plan (the "1991 Plan"), the Company's 1993 Stock Option Plan (the "1993 Plan"), and the Company's 1997 Stock Option Plan (the "1997 Plan"). The Audit Committee met once during the 2000 fiscal year. The Stock Option and Executive Committees did not meet during the 2000 fiscal year.

Executive Compensation

         Officers

         The following table sets forth information concerning compensation for services rendered in all capacities awarded to, or earned by, certain of the Company's executive officers for the fiscal years indicated. There are no other officers who earned an aggregate salary and bonus in excess of $100,000 during the fiscal year ended January 31, 2000. These executive officers also serve in the same capacities in ABC-New York, and ABC-Curacao, except for Dr. Friedel. Salaries of the executive officers are paid by the Company's subsidiary, ABC-New York, including Dr. Friedel, who is paid approximately 50% of his salary by the Company's subsidiary, BioSpecifics Pharma GmbH.

------------------------------------------------------------------------------------------------
                                  SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------
                                                             Annual              Long-Term
                                                          Compensation          Compensation
------------------------------------------------------------------------------------------------
                                                                                 Securities
Name and Principal                                                               Underlying
   Position                             Fiscal Year         Salary ($)            Options (#)
------------------------------------------------------------------------------------------------
Edwin H. Wegman                            2000              405,169                 -
  President                                1999              397,006               7,000
                                           1998              373,861              83,500
------------------------------------------------------------------------------------------------
Thomas L. Wegman                           2000              188,502              70,000
  Executive                                1999              175,092               4,300
  Vice President                           1998              157,028               4,000
------------------------------------------------------------------------------------------------
Rainer Friedel                             2000              192,500              17,500
  Managing Director                        1999              176,458              15,000
                                           1998              151,226              17,500
------------------------------------------------------------------------------------------------
Albert Horcher                             2000              118,772               8,000
  Secretary and                            1999              114,593               2,000
  Treasurer                                1998              105,436               2,000
------------------------------------------------------------------------------------------------

           The following table contains information concerning the grants of stock options to the named executive officers of the Company during the fiscal year ended January 31, 2000.

-----------------------------------------------------------------------------------------------------------------------------------
                                              OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------------------------
                               Number of Securities
                                Underlying Options        Percentage of Total
                                 Granted (1),(2)          Options Granted to
Name                                                   Employees in Fiscal Year    Exercise or Base Price
                                                                                     ($ Per Share) (3)         Expiration Date
-----------------------------------------------------------------------------------------------------------------------------------
Edwin H. Wegman                         -                          -                         -                        -
-----------------------------------------------------------------------------------------------------------------------------------
Thomas L. Wegman                      20,000                     11.3%                     $3.00                   7/14/09
                                      50,000                     28.2%                     $1.88                   10/29/09
-----------------------------------------------------------------------------------------------------------------------------------
Rainer Friedel                        17,500                     9.9%                      $1.88                   10/29/09
-----------------------------------------------------------------------------------------------------------------------------------
Albert Horcher                         3,000                     1.7%                      $3.00                   7/14/09
                                       5,000                     2.8%                      $1.88                   10/29/09
-----------------------------------------------------------------------------------------------------------------------------------

(1) All outstanding options set forth in this table are currently exercisable, except the options with expiration dates of 10/29/09, which become exercisable on 10/29/00.

(2)      These options were granted pursuant to the 1997 Plan.

(3) The exercise price is equal to the fair market value of the underlying common stock on the date of grant.

           The following table sets forth information concerning each exercise of stock options during the 2000 fiscal year by each of the named executive officers, along with the fiscal year-end value of unexercised options.

------------------------------------------------------------------------------------------------------------------------------------
                                          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                 AND FISCAL YEAR-END OPTION VALUES
------------------------------------------------------------------------------------------------------------------------------------
                                                             Number of Unexercised Options at    Value of Unexercised In-the-Money
                                                                   Fiscal Year-End (#)           Options at Fiscal Year-End ($) (1)
------------------------------------------------------------------------------------------------------------------------------------

Name                             Shares          Value
                               Acquired on    Realized
                              Exercise (#)       ($)         Exercisable      Unexercisable       Exercisable       Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
Edwin H. Wegman                     -              -            54,340            37,960               -                  -
------------------------------------------------------------------------------------------------------------------------------------
Thomas L. Wegman                    -              -            60,800            50,000               -               $29,700
------------------------------------------------------------------------------------------------------------------------------------
Rainer Friedel                      -              -            57,500            17,500               -               $10,395
------------------------------------------------------------------------------------------------------------------------------------
Albert Horcher                      -              -            21,000            5,000                -                2,970
------------------------------------------------------------------------------------------------------------------------------------

(1) The dollar values are calculated by determining the differences between $2.47 per share, the fair market value of the Common Stock at January 31, 2000, and the exercise price of the respective options and then multiplying this amount by the number of shares underlying the options.

Director Compensation

         Dr. Paul Gitman and Mr. Henry Morgan each received $1,500 for attending the Board meetings in fiscal year 2000. The Company has no specific policy for compensating directors. In general, directors are usually compensated for meetings attended in person at the Company's headquarters, at a rate of $1,500 per meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

           Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who beneficially own more than ten percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These reporting persons also are required to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of such forms furnished to it, the Company believes that all Section 16(a) reporting requirements were complied with during the fiscal year ended January 31, 2000.

                              CERTAIN TRANSACTIONS

           The S.J. Wegman Company owns Wilbur Street Corporation ("WSC"), which has leased to ABC-New York a building serving as a manufacturing facility and headquarters in Lynbrook, New York for over 30 years. The building also serves as the Company's administrative headquarters. Edwin H. Wegman, the Company's Chairman of the Board and President, is the President of WSC and the sole general partner of The S.J. Wegman Company, a partnership. On January 30, 1998, WSC and the Company entered into a triple net lease agreement which provides for an annual rent starting at $125,000, which can increase annually by the amount of annual increase in the Consumer Price Index for the greater New York metropolitan region. The lease term is 7 years, expiring January 31, 2005. The Company believes that the terms of this lease are reasonable and the rent charged is no greater than that which would be charged by an unaffiliated landlord for comparable facilities, based on appraisals of the property. The Company subleases the remainder of the space subject to such lease, to an unaffiliated entity for $24,000 per year, pursuant to a verbal lease agreement. At January 31, 2000, the Company has advanced $37,174 to WSC, and has a 9% non-amortizing mortgage, secured by the Company's headquarters building, from WSC in the amount of $82,606.

           During the year ended January 31, 2000, the chairman repaid a loan of $75,000 outstanding at January 31, 1999, and the Company loaned an additional $693,995 to the chairman during fiscal 2000. In addition, since the end of fiscal year 2000 through May 22, 2000, the Company loaned the chairman an additional $221,400. These loans are evidenced by a recourse secured promissory note payable January 31, 2001 bearing interest at 9% per annum. The note is collateralized with 618, 331 shares of the Company's common stock. On August 20, 1991, in order to evidence previous borrowings, Mr. Wegman executed a promissory note made payable to ABC-New York in the principal amount of $56,820. The note is payable upon demand and bears 9% interest.

               The Company entered into a one-year consulting agreement with Stephen A. Vogel (the "consultant") effective October 10, 1997. Mr. Vogel is a son of a former member of the Company's Board of Directors. The agreement provided that the consultant provide the Company with such advice, service, consultation, and assistance as the Company would seek with respect to the Company's financial matters and provide such other services as the Board of Directors requests. The agreement provided for a consulting fee of $10,000 per month and an option to purchase 100,000 shares of the Company's common stock at $5.00 per share. The agreement also provided for the consultant to receive fees if certain events occurred as a result of the consultant's actions or recommendations. The Company reimbursed the consultant for out of pocket and other expenses incurred in connection with rendering services. The agreement expired on October 10, 1998. On January 10, 1999, the options expired without exercise. Mr. Vogel continues to be retained on a month-to-month basis and receives a consulting fee of $5,000 per month, and reimbursement for out of pocket expenses. During fiscal 2000, the Company recorded general and administrative expenses of $60,000 relating to this agreement, comprised of consulting fees. During fiscal 1999, the Company recorded general and administrative expenses of $131,580 relating to this agreement, comprised of $101,580 of consulting fees and $30,000 for the estimated fair value of the options granted on October 10, 1997. During fiscal 1998, the Company recorded general and administrative expenses of $56,275 relating to this agreement, comprised of $36,275 in consulting fees and $20,000 for the estimated fair value of the options granted for the fiscal year.

                             INDEPENDENT ACCOUNTANTS

           The Company intends to use Grant Thornton LLP as its independent auditors for the 2001 fiscal year. A representative of Grant Thornton LLP is expected to be present at the meeting, will have the opportunity to make a statement if he or she chooses and is expected to be available to respond to appropriate questions.

         KPMG LLP was previously the principal accountants for the Company. On August 30, 1999, that firm's appointment as principal accountants was terminated by the Registrant and Grant Thornton LLP was engaged as principal accountants. The decision to change accountants was approved by the Executive Committee of the Board of Directors of the Registrant.

         In connection with the audits of the two fiscal years ended January 31, 1999, and the subsequent interim period through August 30, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit reports of KPMG LLP on the consolidated financial statements of the Registrant as of and for the years ended January 31, 1998 and January 31, 1999, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

         KPMG LLP's auditors' report on the consolidated financial statements of the Company as of and for the year ended January 31, 1999, contained a separate paragraph stating that "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 2 to the consolidated financial statements, the Company has received a letter from the United States Food and Drug Administration regarding the possible revocation of the Company's license to manufacture its primary product which raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to this matter are also described in note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty".

         Grant Thornton LLP auditors' report on the consolidated consolidated financial statements of the Company as of and for the year ended January 31, 2000, is unqualified, and as such does not contain the language contained in the prior year opinion of KPMG LLP.

                           2001 STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the Annual Meeting to be held following the end of the 2001 fiscal year for inclusion in the proxy statement of the Company in accordance with Rule 14a-8 of the Exchange Act must be received at the Company's offices by March 15, 2001. In addition, no proposal by a stockholder submitted outside the process of Rule 14a-8 of the Exchange Act shall be presented for vote at the Annual Meeting unless such stockholder shall, not later than the close of business on the fifth day following the date on which notice of the meeting is first given to stockholders, provide the Board of Directors or the Secretary of the Corporation with written notice of intention to present a proposal for action at the forthcoming meeting of stockholders.

                                  OTHER MATTERS

           The Board of Directors knows of no matter which will be presented for consideration at the meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                                         By Order of the Board of Directors,

                                        /s/ Albert Horcher
                                        -----------------------------------
                                            Albert Horcher
                                            Secretary

Lynbrook, New York
July 3, 2000

                     BIOSPECIFICS TECHNOLOGIES CORP. - PROXY
                       Solicited By The Board Of Directors
                 for Annual Meeting To Be Held on August 3, 2000



         The undersigned Stockholder(s) of BIOSPECIFICS TECHNOLOGIES CORP., a Delaware corporation O (the "Company"), hereby appoints Edwin H. Wegman and John
T. Lane, or either of them, with full power X Y of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on August 3, 2000 and at all adjournments or postponements thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals.

1.       Election of the following Directors:

                FOR all nominees listed below except as marked to the contrary below [   ]

                WITHHOLD AUTHORITY to vote for all nominees listed bow               [   ]

                                 Thomas L. Wegman, Dr. Paul A. Gitman

       Instruction:  Withhold authority to vote for any individual  nominee.  Write that nominee's name in the space below.


       -----------------------------


       -----------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.




Dated _____________________, 2000


                                        ---------------------------------------
                                                   Signature



                                        ---------------------------------------
                                                   Signature if held jointly


         Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.